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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility
                 of a trustee Pursuant to Section 305(b)____

                       BANK OF MONTREAL TRUST COMPANY
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                 New York                                      13-4941093
(JURISDICTION OF INCORPORATION OR ORGANIZATION              (I.R.S. EMPLOYER
        IF NOT A U.S. NATIONAL BANK)                       IDENTIFICATION NO.)

            Wall Street Plaza
              88 Pine Street
            New York, New York                                   10005
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                              Mark F. McLaughlin
                        Bank of Montreal Trust Company
                               Wall Street Plaza
                   88 Pine Street, New York, New York 10005
                                (212) 701-7602
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

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                          NCI BUILDING SYSTEMS, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                  Delaware                                    76-0127701
        (STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NUMBER)

                                7301 Fairview
                              Houston, TX 77041
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                      Senior Subordinated Notes due 2009
                      (TITLE OF THE INDENTURE SECURITIES)

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                                       -2-

ITEM 1.  GENERAL INFORMATION.

         Furnished the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                                  Federal Reserve Bank of New York
                                  33 Liberty Street, New York, N.Y.  10045

                                  State of New York Banking Department
                                  2 Rector Street, New York, N.Y. 10006

         (b) Whether it is authorized to exercise corporate trust powers.

                   The Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                   The obligor is not an affiliate of the trustee.

ITEM 16. LIST OF EXHIBITS.

         Listed below all exhibits filed as part of this statement of eligibility.

         Exhibit 1 - Copy of Organization Certificate of Bank of Montreal
                     Trust Company business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

         Exhibit 4 - Copy of the existing By-Laws of Bank of Montreal Trust
                     Company; incorporated herein by reference as Exhibit "B" with Form T-1 Statement, Registration No. 33-80928.

         Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

         Exhibit 7 - A copy of the latest report of condition of Bank of
                     Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 7th day of June, 1999.

                                       BANK OF MONTREAL TRUST COMPANY


                                       By: /s/ Amy S. Roberts
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                                               Amy S. Roberts
                                               Vice President

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                                                                    EXHIBIT "D"

                            STATEMENT OF CONDITION
                        BANK OF MONTREAL TRUST COMPANY
                                   NEW YORK

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
ASSETS

Due From Banks                                             $     677,400
                                                           -------------
Investment Securities:
     State & Municipal                                        16,513,582
     Other                                                           100
                                                           -------------
          TOTAL SECURITIES                                    16,513,682

Loans and Advances
     Federal Funds sold                                       20,900,000
     Overdrafts                                                   12,169
                                                           -------------
          TOTAL LOANS AND ADVANCES                            20,912,169

Investment in Harris Trust, NY                                 8,725,608
Premises and Equipment                                           475,614
Other Assets                                                   2,636,845
                                                           -------------
                                                              11,838,067
                                                           -------------

          TOTAL ASSETS                                     $  49,941,318
                                                           -------------
                                                           -------------
LIABILITIES

Trust Deposits                                             $   8,191,549
Other Liabilities                                             16,944,443
                                                           -------------
          TOTAL LIABILITIES                                   25,135,992

CAPITAL ACCOUNTS

Capitol Stock, Authorized, Issued and
     Fully Paid - 10,000 Shares of $100 Each                   1,000,000
Surplus                                                        4,222,188
Retained Earnings                                             19,605,350
Equity - Municipal Gain/Loss                                     (22,212)
                                                           -------------
          TOTAL CAPITAL ACCOUNTS                              24,805,326
                                                           -------------
          TOTAL LIABILITIES
          AND CAPITAL ACCOUNTS                             $  49,941,318
                                                           -------------
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

          I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

              Mark F. McLaughlin
              June 30, 1998

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

              Sanjiv Tandon
              Kevin O. Healy
              Steven R. Rothbloom